UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2016

Republic Airways Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49697 06-1449146
(Commission File Number) (IRS Employer Identification No.)

8909 Purdue Road
Suite 300
Indianapolis, IN 46268
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (317) 484-6000

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

As previously reported, on February 25, 2016, Republic Airways Holdings Inc. (the "Company" or "Republic") and certain of its wholly-owned direct and indirect subsidiaries, Republic Airways Services, Inc., Republic Airline Inc., Shuttle America Corporation, Midwest Air Group, Inc., Midwest Airlines, Inc., and Skyway Airlines, Inc. (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

On November 21, 2016, the Debtors filed their monthly operating report for the month ended October 31, 2016 (the "Monthly Operating Report" or the "MOR") with the Bankruptcy Court.  The Monthly Operating Report is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  This Current Report (including the exhibit hereto or any information included therein) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information with respect to the Debtors in this Item 7.01 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial and Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company.  The MOR is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee of the Southern District of New York and the Bankruptcy Court.  The MOR was not audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws and regulations and is subject to future adjustment and reconciliation.  Therefore, the Monthly Operating Report does not necessarily contain all information required in filings pursuant to the Exchange Act, or may present such information differently from such requirements.  There can be no assurance that, from the perspective of an investor or potential investor in the Debtors' securities, the Monthly Operating Report is complete.  The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibit hereto contain forward-looking statements.  Actual results may differ materially from the results suggested by these forward-looking statements for a number of reasons, including, but not limited to, the impact of the Debtors' bankruptcy filings, the Company's ability to refinance, extend or repay its near and intermediate term debt, the Company's substantial level of indebtedness and interest rates, the potential impact of volatile and rising fuel prices and impairments.  Readers are referred to the documents filed by the Company with the Securities and Exchange Commission ("SEC"), which further identify the important risk factors that could cause actual results to differ materially from the forward-looking statements in this Current Report on Form 8-K and the exhibit hereto.  The Company disclaims any obligations to update any forward-looking statements.

Item 8.01 Other Matters.

On November 16, 2016, the Company and the Debtors filed with the United States Bankruptcy Court, a Debtors’ Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Plan”) and a related Disclosure Statement (the “Disclosure Statement”).

The proposed Plan provides for, among other things, (1) consolidation of certain of the Debtors’ assets and liabilities for Plan purposes only, (2) classification and treatment under the Plan of the various claims and equity interests, and (3) distributions of cash or equity to be made thereunder. The reorganized company will not be listed on a public exchange, and therefore, will not be subject to reporting obligations under the Securities and Exchange Act of 1934. The Company plans to suspend its duty to file reports with the Securities and Exchange Commission ("SEC") when, and if, it receives approval and confirmation of the Plan by the Bankruptcy Court.

The Debtors have an exclusive period to solicit and obtain acceptances of the Plan through and including March 1, 2017. It is possible that the Plan as filed may be challenged and undergo substantial revision prior to the time that it is submitted to the Debtors’ creditors for a vote. The Plan will become effective only if it receives approval and confirmation by the Bankruptcy Court.

The Disclosure Statement further discusses the significant operational and economic benefits the Company has achieved in its Chapter 11 restructuring proceedings, including (1) the renegotiation and extension of its capacity purchase agreements with American Airlines, Inc, Delta Air Lines, Inc., and United Airlines, Inc.; (2) favorable amendments to core supplier and services agreements; (3) the accelerated removal of out-of-favor aircraft; and (4) the restructuring of aircraft debt on over 80 E170/175 aircraft to provide access to adequate liquidity to support its long range business plans. The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by the full text of the Plan and the Disclosure Statement.

A copy of the press release the Company issued to announce the filing of the Plan and the Disclosure Statement is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement. Accordingly, nothing contained herein is intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite approval and is confirmed by the Bankruptcy Court. There can be no assurance that the Bankruptcy Court will confirm the Plan of Reorganization or that any such plan will be implemented successfully.

All information contained in the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, actions of third parties or otherwise.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

99.1    Monthly Operating Report for the month ended October 31, 2016, filed with the United States Bankruptcy Court for the Southern District of New York

99.2 Press Release of Republic Airways Holdings Inc. issued on November 16, 2016

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.
By:    /s/ Joseph P. Allman
Name:    Joseph P. Allman

Title:	Senior Vice President and Chief Financial Officer

Dated: November 21, 2016

EXHIBIT INDEX
Exhibit Number    Description

99.1	Monthly Operating Report for the month ended to October 31, 2016, filed with the United States Bankruptcy Court for the Southern District of New York.

99.2	Press Release of Republic Airways Holdings Inc. issued on November 16, 2016